EXHIBIT 99.1

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                                ESCROW AGREEMENT

                            DATED AS OF JULY 6, 1999

                                      AMONG

                           BERRY PLASTICS CORPORATION,

                            CARDINAL PACKAGING, INC.

                                       AND

                           OLD NATIONAL TRUST COMPANY


















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
                                             ESCROW AGREEMENT dated as of July
                                    6, 1999, among BERRY PLASTICS CORPORATION
                                    (the "Buyer"), CARDINAL PACKAGING, INC., a
                                    Delaware corporation (the "COMPANY"), KEY
                                    EQUITY CAPITAL CORPORATION (the
                                    "SHAREHOLDERS' REPRESENTATIVE") and OLD
                                    NATIONAL TRUST COMPANY, as escrow agent (the
                                    "ESCROW AGENT").

            This Escrow Agreement is being executed in accordance with Section
2.5 of the Stock Purchase Agreement dated as of June 18, 1999 (the "PURCHASE AGREEMENT"), among the Company, the Buyer, CPI Holding Corporation and the shareholders (the "Shareholders") of CPI Holding Corporation. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

            In consideration of the mutual covenants contained herein and in the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. APPOINTMENT OF ESCROW AGENT. The Escrow Agent is hereby appointed to act as escrow agent hereunder, and the Escrow Agent agrees to act as such.

      SECTION 2. ESCROW FUND AND ESCROW ACCOUNT.

           (a) On the date hereof, the Company or an affiliate of the Company is delivering to the Escrow Agent by wire transfer of immediately available funds the sum of $500,000 (the "ESCROW AMOUNT"), and the Escrow Agent is accepting such sum for deposit in escrow pursuant to the provisions of this Escrow Agreement. Any interest earned on the Escrow Amount shall be paid to the Shareholders' Representative quarterly. The Escrow Amount or proceeds derived therefrom, if any (other than interest), are collectively called the "ESCROW FUND."

           (b) The Escrow Agent shall establish a segregated account (the "ESCROW ACCOUNT") at its office located at its address set forth in Section 10 in which to hold the Escrow Fund and any securities in which the Escrow Fund may, from time to time, be invested. The Escrow Agent shall keep appropriate records to reflect the current value from time to time of the Escrow Fund, including appropriate adjustments for disbursements and income earned or losses incurred in respect thereof.

           (c) Pursuant to Section 2.4(c)(ii) of the Purchase Agreement, the Shareholders may deliver additional funds to the Escrow Agent as additions to the Escrow Amount and for deposit into the Escrow Fund pursuant to the provisions of this Escrow Agreement. The Escrow Agent shall accept such funds pursuant to the provisions of this Agreement.

      SECTION 3. INVESTMENTS.

           (a) Initially the Escrow Agent will invest the Escrow Fund in commercial paper with maturities not to exceed 90 days given on the date of such investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by the Standard & Poor's Corporation. The Escrow Agent will invest the Escrow Fund in such other Permitted Investments as directed by the Shareholders' Representative from time to time pursuant to written instructions signed by the Shareholders' Representative and referencing the desired Permitted Investments and the maturity date thereof. As used in this Escrow Agreement, "PERMITTED INVESTMENTS" means any of the following:

           (i) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof;

          (ii) bonds, debentures, notes or other evidence of indebtedness issued by any of the following agencies: Federal Farm Credit System; Federal Home Loan Bank System; Export-Import Bank of the United States; Federal National Mortgage Association; Government National Mortgage Association; Federal Financing Bank; or any agency or instrumentality of the Federal government which shall be established for the purpose of acquiring the obligations of any of the foregoing or otherwise providing financing therefor;

          (iii) direct and general obligations of, or obligations unconditionally guaranteed by, any state of the United States or political subdivision of such state, but only if (A) such obligations or guarantees are entitled to the full faith and credit of such state or political subdivision of such state, respectively, and such obligations provide that the state or political subdivision has the obligation to repay, in full and on a timely basis, such obligations, and (B) at the time of their purchase under this Escrow Agreement, such obligations are rated in any of the two highest rating categories by a nationally recognized bond rating service;

          (iv) certificates of deposit, whether negotiable or non-negotiable, of any bank, trust company or national banking association, provided that such certificates of deposit shall be (A) issued by a bank, trust company or national banking association having capital stock and surplus of more than $500,000,000,
(B) fully insured by the Federal Deposit Insurance Corporation or (C) fully and continuously secured by direct obligations of, or obligations unconditionally guaranteed by, the United States of America, which (1) shall have a market value (exclusive of accrued interest) at all times at least equal to the principal amount of such certificates of deposit, (2) shall be lodged with the Escrow Agent (or any correspondent bank or trust company designated by the Escrow Agent), as custodian, by the bank, trust company or national banking association issuing such certificate of deposit and (3) the bank, trust company or national banking association issuing each certificate of deposit required to be so secured shall furnish the Escrow Agent with an undertaking satisfactory to it that the aggregate market value of such obligations securing each such certificate of deposit will at all times be an amount equal to the principal amount of each such certificate of deposit (and the Escrow Agent shall be entitled to rely on each such undertaking);

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           (v) a readily redeemable interest bearing "money market account"
sponsored by a bank described in clause (iv)(A) above and having on the date of such investment total assets of at least $1,000,000,000;

           (vi) any repurchase agreement with any bank or trust company organized under the laws of any state of the United States or any national banking association or any government securities dealer which is listed as reporting to the market statistics division of the Federal Reserve Bank of New York secured by any one or more of the securities described in clauses (i) or
(ii) above;

           (vii) readily marketable commercial paper of corporations doing business in and incorporated under the laws of the United States of America or any state thereof or of any corporation that is the holding company for a bank described in clause (iv)(A) above given on the date of such investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, in each case due within 90 days after the date of the making of the investment; and

           (viii) a readily redeemable "money market mutual fund" sponsored by a bank described in clause (iv) (A) above, or a registered broker or dealer described in clause (vi) above, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (i) through (vii) above and having on the date of such investment total assets of at least $1,000,000,000.

          (b) Maturities or unexpired terms of maturities of instruments in which the Escrow Fund is invested shall not exceed 90 days. The Escrow Agent is authorized to sell such investments as may be required to make any payment under this Escrow Agreement, and the Escrow Agent shall not be liable for any loss due to early redemption. In the event that no such written instructions are given by the Company and the Shareholders' Representative as to any uninvested portion of the Escrow Fund, such portion shall be invested by the Escrow Agent in commercial paper for a 30-day period given on the date of such investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by the Standard & Poor's Corporation; PROVIDED, HOWEVER, that if such period is not available, such portion shall be invested for the closest period of shorter duration.

      SECTION 4. RIGHTS TO ESCROW FUND.

          (a) The Escrow Fund shall be for the exclusive benefit of the Buyer Group and the Shareholders and their respective successors, assigns, heirs, administrators and estates, and no other person or entity shall have any right, title or interest therein. Any claim of any person to the Escrow Fund, or any part thereof, shall be subject and subordinate to the prior right thereto of the Buyer Group and the Shareholders.

           (b) It is the intent of the Buyer Group and the Shareholders that each of their respective interests in the Escrow Fund is merely a contingent right to payment from the Escrow Fund, and that neither a voluntary or involuntary case under any applicable bankruptcy, insolvency or similar law nor the appointment of a receiver, trustee, custodian or similar official in respect of any member of the Buyer Group or any Shareholder (any of which is referred to

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herein as a "BANKRUPTCY EVENT") shall increase its respective interest in the
Escrow Fund or affect, modify, convert or otherwise change the contingent nature of its respective right to payment from the Escrow Fund in accordance with the terms of this Escrow Agreement. Accordingly, in order to assure the foregoing result even if it is determined by a court of competent jurisdiction (whether or not in connection with a Bankruptcy Event) that the Company or any Shareholder has an interest in the Escrow Fund that is greater than a contingent right of payment from the Escrow Fund payable in accordance with the provisions hereof, the parties agree as follows:

           (i) The members of the Buyer Group hereby grant (effective as of the date hereof) to the Shareholders a first priority security interest in, and hereby pledges and assigns to the Shareholders, all of its right, title and interest in the Escrow Fund to secure the rights of the Shareholders and the Buyer Group's obligations hereunder. The Escrow Agent hereby agrees to act as bailee and possessory agent on behalf of the Shareholders in respect of the security interest of the Shareholders in the Buyer Group's rights to the Escrow Fund. The Escrow Agent shall, upon receipt of indemnification satisfactory to it from the Shareholders for its fees and expenses incurred in connection with taking such actions, take all actions as may be reasonably requested in writing of it by the Shareholders to further perfect or maintain the security interest created by the members of the Buyer Group hereunder in the Escrow Fund. Such security interest shall automatically be released with respect to any funds properly distributed from the Escrow Fund pursuant to the terms of this Escrow Agreement; and

           (ii) Each Shareholder hereby grants (effective as of the date hereof) to the Buyer Group a first priority security interest in, and hereby pledges and assigns to the Buyer Group, all of his, her or its respective right, title and interest in the Escrow Fund to secure the Buyer Group's rights and such obligations hereunder. The Escrow Agent hereby agrees to act as bailee and possessory agent on behalf of the Buyer Group in respect of the Buyer Group's security interest in the rights of the Shareholders to the Escrow Fund. The Escrow Agent shall, upon receipt of indemnification satisfactory to it from the Buyer Group for its fees and expenses incurred in connection with taking such actions, take all actions as may be reasonably requested in writing of it by any member of the Buyer Group to further perfect or maintain the security interest created by each Shareholder hereunder in the Escrow Fund. Such security interest shall automatically be released with respect to any funds properly distributed from the Escrow Fund pursuant to the terms of this Escrow Agreement.

           (c) The parties hereto agree and acknowledge that the establishment and maintenance of the Escrow Fund hereunder is intended to constitute possession of the Escrow Fund for the purposes of perfecting the security interests therein created by this Section 4.

      SECTION 5. CLAIMS. In the event any member of the Buyer Group and its respective successors and assigns, officers, directors, employees, representatives and Affiliates asserts a claim for indemnification under and in accordance with the Purchase Agreement, such person shall execute and deliver to the Escrow Agent and the Shareholders' Representative a written notice to such effect (a "BUYER CLAIM NOTICE"; and the claim being asserted in a Buyer Claim Notice being hereinafter referred to as a "CLAIM") setting forth the nature and details of such

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Claim and the amount thereof (or if not ascertainable, a reasonable maximum amount thereof), the basis of the liability of the Shareholders therefor under the Purchase Agreement, and instructing the Escrow Agent to deliver that portion of the Escrow Fund as shall equal the amount of the Claim (or, if the amount of the Claim shall be greater than the Escrow Fund, the balance of the Escrow Fund) to the Company or such other member of the Buyer Group.

            The Shareholders' Representative may object to any Buyer Claim Notice by delivering to the Company, the Buyer and the Escrow Agent, within 30 days after delivery of the Buyer Claim Notice, a written notice (an "OBJECTION NOTICE") stating that all or a portion of the amount specified in such Buyer Claim Notice should not be released to the Company or such member of the Buyer Group. The Company or such member of the Buyer Group shall deliver to the Shareholders' Representative a copy of each Buyer Claim Notice on or prior to the date of the delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy thereof to the Shareholders' Representative promptly after receipt (provided that the failure of the Escrow Agent to make such delivery to the Shareholders' Representative shall not affect the obligation of the Escrow Agent to release funds pursuant to Section 6(b) below). The Shareholders' Representative shall deliver to the Buyer and the Company a copy of each Objection Notice on or prior to the date of the delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy thereof to the Buyer and the Company promptly after receipt from the Shareholders' Representative (provided that the failure of the Escrow Agent to make such delivery to the Buyer and the Company shall not affect the obligation of the Escrow Agent to hold the funds pursuant to Section 6(b) below).

      SECTION 6. RELEASE OF ESCROW FUNDS.

           (a) The Escrow Agent shall release funds from the Escrow Fund as follows:

                (i) Promptly upon receipt of joint written instructions, substantially in the form of EXHIBIT A hereto, signed by the Company (or such other member of the Buyer Group) and the Shareholders' Representative ("JOINT INSTRUCTIONS") in accordance with and to the persons set forth in such Joint Instructions.

           (ii) On the 31st day following the receipt of any Buyer Claim Notice which is received by the Escrow Agent prior to the second anniversary of the Closing Date (the "RELEASE DATE") and which is not the subject of an Objection Notice, the Escrow Agent shall release to the member of the Buyer Group such portion of the Escrow Fund as is claimed in such Buyer Claim Notice.

           (iii) On the second anniversary of the Closing Date, the Escrow Agent shall release to the Shareholders' Representative the balance of the Escrow Fund, if any.

           (b) In the event that the Escrow Agent receives an Objection Notice from the Shareholders' Representative, that portion of the Escrow Fund that is in dispute as reflected in such Objection Notice shall be held by the Escrow Agent until the occurrence of one of the following events (provided that the Company or member of the Buyer Group continues to diligently pursue such claim):

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           (i) Receipt by the Escrow Agent of Joint Instructions instructing the
      Escrow Agent to release the disputed portion of the Escrow Fund to such party or parties and in such amount or amounts as is specified in such Joint Instructions; or

           (ii) Receipt by the Escrow Agent of a written notice (a "CERTIFIED JUDGMENT NOTICE"), substantially in the form of EXHIBIT B hereto, from a member of the Buyer Group or the Shareholders' Representative certifying that a final nonappealable court judgment or settlement with respect to the claim covered by the Buyer Claim Notice is attached to such Certified Judgment Notice, in which case the Escrow Agent shall distribute the disputed portion of the Escrow Fund in accordance with such judgment on the 16th day following the receipt of any Certified Judgment Notice, unless prior to such date the Escrow Agent receives a written notice (an "APPEAL NOTICE"), substantially in the form of EXHIBIT C hereto, from the party not submitting such Certified Judgment Notice stating that the judgment has or can and will be appealed. A party delivering a Certified Judgment Notice or an Appeal Notice shall deliver to the other party hereto a copy thereof on or prior to the date of delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy of each Certified Judgment Notice or Appeal Notice to the party which did not deliver the same promptly after the Escrow Agent's receipt thereof (provided that the failure of the Escrow Agent to make such delivery shall not affect the obligation of the Escrow Agent to release funds pursuant to this Section 6(b)(ii)).

      SECTION 7. TERMINATION. This Escrow Agreement shall terminate upon the payment by the Escrow Agent of all of the Escrow Fund in accordance with this Escrow Agreement. Notwithstanding any termination of this Escrow Agreement, the provisions of Section 8(c) and any outstanding amounts due under 8(d) hereof shall survive such termination and remain in full force and effect.

      SECTION 8. ESCROW AGENT.

           (a) OBLIGATIONS.

                (i) The sole obligations of the Escrow Agent are those specifically provided in this Escrow Agreement and the Escrow Agent shall have no liability under, or duty to inquire into, the terms and provisions of any agreement between the parties hereto. The duties of the Escrow Agent are purely ministerial in nature and it shall not incur any liability whatsoever, except for willful misconduct or gross negligence.

           (ii) The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or of any signature thereon reasonably believed by it to be signed by the proper parties and shall not have any liability for acting in accordance with any written instructions or certificates given to it hereunder and reasonably believed by it to be signed by the proper parties.

            (b) RESIGNATION AND REMOVAL. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least 30 days notice of such resignation to the Company and the Shareholders' Representative, specifying a date upon which such resignation

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shall take effect; PROVIDED, HOWEVER, that the Escrow Agent shall continue to serve until its successor accepts the Escrow Fund and assumes all responsibilities as escrow agent hereunder. Upon receipt of such notice, a successor Escrow Agent shall be jointly appointed by the Company and the Shareholders' Representative, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If an instrument of acceptance by a successor escrow agent shall not have been delivered to the resigning Escrow Agent within 40 days after the giving of such notice of resignation, the resigning Escrow Agent may tender onto the registry or custody of any court of competent jurisdiction any part or all of the Escrow Fund and thereafter be relieved of its duties and obligations hereunder. The Company and the Shareholders' Representative may at any time substitute a new Escrow Agent by giving 10 days prior written notice thereof to the existing Escrow Agent and paying all fees and expenses of such Escrow Agent incurred to the date of the substitution.

         (c) INDEMNIFICATION. The Shareholders' Representative shall hold the Escrow Agent harmless from, and shall jointly and severally indemnify the Escrow Agent against, any loss, liability, expense (including attorney's fees and expenses), claim or demand (a "LOSS") arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement and which are attributable to any act or omission of the Shareholders' Representative, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent. The Company shall hold the Escrow Agent harmless from, and indemnify the Escrow Agent against, any Loss arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement and which are attributable to any act or omission of the Company or any affiliate of the Company, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent. The Company and the Shareholders shall hold the Escrow Agent harmless from, and indemnify (with one-half to be borne by the Company and one-half to be borne by the Shareholders) the Escrow Agent against, any Loss arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement and which are not attributable to any act or omission of the Company, any affiliate of the Company, the Shareholders or the Shareholders' Representative, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent. The foregoing indemnities in this paragraph shall survive the resignation or substitution of the Escrow Agent or the termination of this Escrow Agreement.

         (d) FEES AND EXPENSES OF ESCROW AGENT. For its services hereunder, the Escrow Agent shall be entitled to a fee of $350.00 per year, PRO RATED for any shorter period for which the Escrow Agent shall act hereunder, payable in advance. No increase in the rate of any fee charged by the Escrow Agent shall be valid hereunder unless previously approved in writing by the Company and the Shareholders' Representative. Such fees shall be paid one-half by the Company and one-half by the Shareholders. In addition, the Escrow Agent shall be reimbursed for all reasonable out-of-pocket expenses, disbursements and advances (including, but not limited to postage, courier, overnight mail insurance, money wire transfer, long distance telephone charges, facsimile, stationery and travel expenses), and including reasonable attorneys' fees and reasonable accounting fees, incurred by the Escrow Agent not in the ordinary course of business. The amount of such reimbursement shall be paid one-half by the Company and one-half by the Shareholders. The fees described in this paragraph (d) shall be deemed earned in full

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upon receipt by the Escrow Agent, and no portion shall be
refundable for any reason, including without limitation, termination of the Escrow Agreement.

      SECTION 9. DISPUTES. If any dispute should arise with respect to the payment or ownership or right of possession of the Escrow Fund, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Fund until such dispute shall have been settled either by mutual agreement of the parties concerned (including any member of the Buyer Group) the Company and the Shareholders' Representative) or by the final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which a member of the Buyer Group and the Shareholders' Representative are parties, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

      SECTION 10. NOTICES. All notices and other communications required hereunder or in connection herewith shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by facsimile, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

           if to the Shareholders' Representative:

                  Key Equity Capital Corporation
                  127 Public Square, 28th Floor
                  Cleveland, Ohio  44114
                  Attention:  Mr. John F. Kirby
                  Telephone:  (216) 689-7118
                  Facsimile:  (216) 689-3204
                  Federal Tax ID Number: [__________]


            with a copy to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Attention:  Matthew E. Steinmetz, Esq.
                  Telephone:  (312) 861-2341
                  Facsimile:  (312) 861-2200

            if to the Company, any member of the Buyer Group and/or the Buyer, to:

                  Berry Plastics Corporation
                  Cardinal Packaging, Inc.
                  101 Oakley Street
                  Evansville, Indiana  47710
                  Attn:  Mr. Martin R. Imbler
                  Telephone:  (812) 424-2904

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                  Facsimile: (812) 421-9604
                  Federal Tax ID Number: 35-1813706

            with a copy to:

                  First Atlantic Capital, Ltd.
                  135 East 57th Street
                  29th Floor
                  New York, New York  10022
                  Attention:  Mr. Roberto Buaron
                  Telephone: (212) 750-0300
                  Facsimile: (212) 750-0954

                  and

                  O'Sullivan Graev & Karabell, LLP
                  30 Rockefeller Plaza
                  New York, New York  10112
                  Attention:  Michael J. O'Brien
                  Telephone: (212) 408-2400
                  Facsimile: (212) 408-2420

            if to Escrow Agent, to:

                  Old National Trust Company
                  420 Main Street
                  Evansville, Indiana  47708
                  Attention:  Shannon Marshall
                  Telephone:  (812) 461-9741
                  Facsimile: (812) 461-9738

or to such other address as the parties hereto to whom notice is to be given may have furnished in writing to the other parties hereto. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next Business Day after the date when sent, (iii) in the case of facsimile transmission, when received, and (iv) in the case of mailing, on the third Business Day following that on which the piece of mail containing such communication is posted.

      SECTION 11. COUNTERPARTS. This Escrow Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      SECTION 12. GOVERNING LAW. This agreement will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York or any other

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jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

      SECTION 13. BENEFITS OF ESCROW AGREEMENT. All the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Escrow Agreement shall not be assignable by any party hereto without the consent of the Buyer, the Shareholders' Representative and the Escrow Agent.

      SECTION 14. MODIFICATION. This Escrow Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto.

      SECTION 15. DESCRIPTIVE HEADINGS. The descriptive headings in this Escrow Agreement are for convenience only and shall not control or affect the meaning or construction of any provision hereof.

      SECTION 16. ENTIRE AGREEMENT. This Escrow Agreement and the other agreements and documents referenced herein contain all the agreements among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect thereto.

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           IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be executed and delivered on the date first above written.


                                    BERRY PLASTICS CORPORATION


                                    By: /S/ JAMES M. KRATOCHVIL
                                        ----------------------------------------
                                        Name:  James M. Kratochvil
                                        Title: Executive Vice President, Chief
                                               Financial Officer, Treasurer and
                                               Secretary

                                    CARDINAL PACKAGING, INC.


                                    By: /S/ JOHN F. KIRBY
                                        ----------------------------------------
                                        Name:  John F. Kirby
                                        Title: Vice President

                                    SHAREHOLDERS' REPRESENTATIVE:

                                    By: /S/ JOHN F. KIRBY
                                        ----------------------------------------
                                        Name:  John F. Kirby
                                        Title: Vice President

                                    OLD NATIONAL TRUST COMPANY

                                    By: /S/ SHANNON MARSHALL
                                        ----------------------------------------
                                        Name:  Shannon Marshall
                                        Title: Corporate Accounts Officer

                                                                       EXHIBIT A

                                                [Date]
Old National Trust Company
420 Main Street
Evansville, Indiana  47708
Attention:  Shannon Marshall
Telephone:  (812) 461-9741
Facsimile: (812) 461-9738

                     INSTRUCTIONS FOR RELEASE OF ESCROW FUND

Ladies and Gentlemen:

            Reference is made to the Escrow Agreement dated as of July __, 1999 (the "ESCROW AGREEMENT"), among Cardinal Packaging, Inc., Berry Plastics Corporation, Key Equity Capital Corporation and you. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

            In accordance with Section 6(a) of the Escrow Agreement, the undersigned hereby instructs you to disburse from the Escrow Fund to the following persons the amounts set forth opposite their respective names:

      NAME                                  AMOUNT

--------------------------         ----------------------------

--------------------------         ----------------------------

--------------------------         ----------------------------

                                    [MEMBER OF BUYER GROUP]


                                    By: ________________________________
                                        Name:
                                        Title:

                                    SHAREHOLDERS' REPRESENTATIVE


                                    By: ________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT B

                            CERTIFIED JUDGMENT NOTICE

                                                [Date]

Old National Trust Company
420 Main Street
Evansville, Indiana  47708
Attention:  Shannon Marshall
Telephone:  (812) 461-9741
Facsimile: (812) 461-9738

                          NOTICE OF CERTIFIED JUDGMENT

Gentlemen:

            Reference is made to the Escrow Agreement dated as of July __, 1999 (the "ESCROW AGREEMENT"), among Cardinal Packaging, Inc., Berry Plastics Corporation, Key Equity Capital Corporation and you. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

            In accordance with Section 6(c)(ii) of the Escrow Agreement, the undersigned hereby instructs you to disburse from the Escrow Fund to the persons named in the final court judgment (a certified copy of which is attached hereto) the amounts set forth therein.

                                    [MEMBER OF BUYER GROUP]


                                    By: _________________________________
                                        Name:
                                        Title:

                                                   - OR -

                                    SHAREHOLDERS' REPRESENTATIVE


                                    By: ________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT C

                                  APPEAL NOTICE

                                                [Date]

Old National Trust Company
420 Main Street
Evansville, Indiana  47708
Attention:  Shannon Marshall
Telephone:  (812) 461-9741
Facsimile: (812) 461-9738

                                NOTICE OF APPEAL

Gentlemen:

            Reference is made to the Escrow Agreement dated as of July __, 1999 (the "ESCROW AGREEMENT"), among Cardinal Packaging, Inc., Berry Plastics Corporation, Key Equity Capital Corporation and you. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

            In accordance with Section 6(c)(ii) of the Escrow Agreement, the undersigned hereby instructs you not to disburse from the Escrow Fund to the persons named in the court judgment certified to you as final pursuant to a notice dated _________, ___ . This judgment is or can and will be appealed.

                                    [MEMBER OF BUYER GROUP]


                                    By: _________________________________
                                        Name:
                                        Title:

                                                   - OR -

                                    SHAREHOLDERS' REPRESENTATIVE


                                    By: ________________________________
                                        Name:
                                        Title: